Exhibit 10.1

FORM OF AMENDED AND RESTATED TRUST AGREEMENT

between

BMW FS SECURITIES LLC,
as Depositor,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Owner Trustee

Dated as of August 19, 2026

TABLE OF CONTENTS

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THIS AMENDED AND RESTATED TRUST AGREEMENT, dated as of August 19, 2026, is between BMW FS SECURITIES LLC, a Delaware limited liability company, as depositor (the “Depositor”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as owner trustee (the “Owner Trustee”).

WHEREAS, the Depositor and the Owner Trustee entered into that certain Trust Agreement dated as of July 10, 2026 (the “Original Trust Agreement”), pursuant to which BMW Vehicle Owner Trust 2026-A (the “Trust”) was created; and

WHEREAS, the Depositor and the Owner Trustee have agreed to amend and restate the Original Trust Agreement.

NOW, THEREFORE, the Depositor and the Owner Trustee hereby agree that the Original Trust Agreement is hereby amended and restated to read as follows:

ARTICLE I

DEFINITIONS

Section 1.01.  Capitalized Terms.  For all purposes of this Agreement, the following terms shall have the meanings set forth below:

“Administration Agreement” shall mean the Owner Trust Administration Agreement, dated as of August 19, 2026, among the Trust, BMW Financial Services NA, LLC, as Administrator, and U.S. Bank Trust Company, National Association, as Indenture Trustee.

“Administrator” shall mean BMW Financial Services NA, LLC.

“Agreement” shall mean this Amended and Restated Trust Agreement, as the same may be amended and supplemented from time to time.

“Applicable Law” has the meaning set forth in Section 11.14.

“Benefit Plan” means (i) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, (iii) a governmental or church plan, as defined in Sections 3(32) and 3(33) of ERISA, respectively, subject to any federal, state or local law which is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of such employee benefit plan’s or plan’s investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3‑101, as modified by Section 3(42) of ERISA) or (v) a person investing “plan assets” of any such plan or entity.

“Certificate Distribution Account” shall have the meaning assigned to such term in Section 5.01.

“Certificate of Trust” shall mean the Certificate of Trust substantially in the form attached hereto as Exhibit D filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

“Certificate Percentage Interest” shall mean with respect to any Trust Certificate, the percentage interest of ownership in the Trust represented thereby as set forth on the face thereof; provided that, with respect to any Trust Certificate owned by BMW Bank, if (i) BMW Bank becomes the subject of an insolvency proceeding and the FDIC, as receiver or conservator for BMW Bank, exercises its right of repudiation as contemplated by paragraph (d)(4)(ii) of the FDIC Rule and (ii) the FDIC pays damages to the Trust in an amount not less than the sum of (x) the aggregate outstanding Principal Balance of such Receivables and (y) the product of (1) the amount of interest accrued on the Notes through the date of repudiation and (2) the percentage that the aggregate outstanding Principal Balance of such Receivables bears to the aggregate outstanding Principal Balance of all of the Receivables on the date of repudiation, then (x) the Certificate Percentage Interest of such Trust Certificates shall be reduced to zero at the time of such repudiation, (y) BMW Bank shall no longer be entitled to any payments in respect of such Trust Certificates and (z) the Certificate Percentage Interest associated with such Trust Certificates shall, without need for any further action, immediately be transferred to the Depositor, in each case notwithstanding whether BMW Bank was the Certificateholder of such Trust Certificates on the related Record Date preceding such payments.

“Certificate Register” and “Certificate Registrar” shall mean the register mentioned in and the registrar appointed pursuant to Section 3.04.

“Certificateholder” or “Holder” shall mean a Person in whose name a Trust Certificate is registered.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

“Controlling Party” shall mean a senior or executive officer or senior manager or any other individual who regularly performs similar functions; including any individual who performs such function indirectly through a Person that beneficially owns or controls the Trust or an agent of the Trust.

“Corporate Trust Office” shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address (which shall be in the State of Delaware) designated by such successor Owner Trustee by notice to the Certificateholders and the Depositor.

“Definitive Trust Certificates” shall have the meaning assigned to such term in Section 3.10.

“Depositor” shall mean BMW FS Securities LLC, and its successors, in its capacity as depositor hereunder.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Expenses” shall have the meaning assigned to such term in Section 8.02.

“Indemnified Parties” shall have the meaning assigned to such term in Section 8.02.

“Indenture” shall mean the Indenture, dated as of August 19, 2026, between the Trust and U.S. Bank Trust Company, National Association, as Indenture Trustee.

“Indenture Trustee” shall mean U.S. Bank Trust Company, National Association, a national banking association, not in its individual capacity, but solely as Indenture Trustee under the Indenture and any successor Indenture Trustee thereunder.

“Owner Trustee” shall mean Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

“Paying Agent” shall mean any paying agent or co-paying agent of the Trust appointed pursuant to Section 3.09 and shall initially be U.S. Bank Trust Company, National Association.

“Person” shall mean any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust or statutory trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Record Date” shall mean, with respect to a Payment Date, the close of business on the Business Day immediately preceding such Payment Date.

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting releases (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005) and Asset-Backed Securities Disclosure and Registration, Securities Act Release No. 33-9638, 79 Fed. Reg. 57,184 (Sept. 24, 2014)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Sale and Servicing Agreement” shall mean the Sale and Servicing Agreement, dated as of August 19, 2026, among the Depositor, BMW Financial Services NA, LLC, as Sponsor, Servicer, Custodian and Administrator, the Trust, the Indenture Trustee and U.S. Bank National Association, as securities intermediary, as the same may be amended or supplemented from time to time.

“Secretary of State” shall mean the Secretary of State of the State of Delaware.

“Securities Act” means the Securities Act of 1933, as amended.

“Statutory Trust Statute” shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq., as the same may be amended from time to time.

“Treasury Regulations” shall mean regulations, including proposed or temporary regulations, promulgated under the Code.  References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

“Trust” shall mean the trust continued by this Agreement.

“Trust Certificate” shall mean each certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form attached hereto as Exhibit A.

“Trust Estate” shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account, and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Administration Agreement.

“Trust Officer” means, with respect to the Indenture Trustee or Owner Trustee, as applicable, any officer within the Corporate Trust Office or successor group of the Indenture Trustee or the Owner Trustee, respectively, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee or the Owner Trustee, respectively, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents.

Section 1.02.  Other Definitional Provisions.

(a)            Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

(b)            All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)            As used in this Agreement and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles.  To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(d)            The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(e)            The definitions contained in this Agreement are applicable to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

(f)            Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

ORGANIZATION

Section 2.01.  Name.  The Trust created by the Original Trust Agreement and continued hereby is known as “BMW Vehicle Owner Trust 2026-A,” in which name the Owner Trustee and the Administrator may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02.  Office.  The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

Section 2.03.  Purposes and Powers.  The purpose of the Trust is to engage in the following activities and the Trust shall have the power and authority:

(a)            to issue the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement and to sell, transfer and exchange the Notes and the Trust Certificates and to pay interest on and principal of the Notes and distributions on the Trust Certificates, all in accordance with the Basic Documents;

(b)            with the proceeds of the sale of the Notes, to purchase, hold and manage the Receivables and the other assets of the Trust (and the proceeds thereof), to fund the Reserve Account, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance of such proceeds to the Depositor pursuant to the Sale and Servicing Agreement;

(c)            to Grant the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of this Agreement and the Sale and

Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

(d)            to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(e)            to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(f)            subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with the collection and conservation of the Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities.  The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

Section 2.04.  Appointment of Owner Trustee.  The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05.  Initial Capital Contribution of Trust Estate.  Simultaneous with the entry into this Agreement on the date hereof, the Depositor hereby contributes the Trust Estate to the Trust, which contribution shall constitute the initial Trust Estate.  The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

Section 2.06.  Declaration of Trust.  The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents.  It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust.  It is the intention of the parties hereto that, for purposes of U.S. federal, state and applicable local income and franchise taxes and for purposes of any other tax measured in whole or in part by income, if the Trust Certificates are beneficially owned by one Person for U.S. federal income tax purposes, the Trust will be disregarded as an entity separate from such Person.  At such time that the Trust Certificates are beneficially owned by more than one Person for U.S. federal income tax purposes, it is the intention of the parties hereto that, for purposes of U.S. federal,  state and applicable local income and franchise taxes and for purposes of any other tax measured in whole or in part by income, the Trust shall be treated as a partnership, with the assets of such partnership being the Receivables and other assets held by the Trust, the partners of such partnership being the Certificateholders, and the Notes being debt of such partnership.  The Depositor and each of the Certificateholders, by acceptance of a Trust Certificate, agree to such treatment and agree to take no action inconsistent with such treatment.  The parties agree that, unless otherwise required by appropriate tax authorities, until the Trust Certificates are beneficially owned by more than one Person for U.S. federal income tax purposes, the Trust will not file or cause to be filed annual or other necessary returns, reports and other forms inconsistent with the characterization of the Trust as an entity disregarded as separate from its owner.  In the event the Trust is required to file any tax returns, reports or other forms, the Depositor shall be responsible for causing such filings and the expense associated therewith. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust as set forth in Section 2.03.

Section 2.07.  [Reserved].

Section 2.08.  Title to Trust Property.  Subject to the Lien of the Indenture, legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee or a separate trustee, as the case may be; provided that in no event shall title or any ownership interest in the Trust Estate be vested in the name of the Owner Trustee without the express prior written consent of the Owner Trustee (which may be withheld or conditioned by the Owner Trustee for any reason in good faith).

Section 2.09.  Situs of Trust.  The Trust will be located in the State of Delaware.  All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York.  The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware.  Payments will be received by the Trust only in the State of Delaware or the State of New York, and payments will be made by the Trust only from the State of Delaware or the State of New York.  The only office of the Trust will be at the Corporate Trust Office in the State of Delaware.

Section 2.10.  Representations, Warranties and Covenants of the Depositor.  The Depositor hereby represents and warrants to the Owner Trustee that:

(a)            The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)            The Depositor is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

(c)            The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary action; and

the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary limited liability company action.

(d)            The Depositor has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms.

(e)            The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(f)            There are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

(g)            The Depositor has not registered with the Commission as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, after giving effect to the transactions contemplated by the Basic Documents, the Depositor will not have registered with the Commission as an investment company under the Investment Company Act.

(h)            The representations and warranties of the Depositor in Section 3.02 of the Sale and Servicing Agreement are true and correct.

Section 2.11.  Federal Income Tax Allocations.  If in any month the Trust Certificates are beneficially owned by more than one Person for U.S. federal income tax purposes, each item of income, gain, loss, credit and deduction of the Trust shall be allocated for such purposes to the Certificateholders as of the first Record Date following the end of such month in proportion to their Certificate Percentage Interests on such Record Date.  The Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Certificateholders or to the extent otherwise required by the Code.  Notwithstanding anything provided in this Section, if the Trust Certificates are beneficially owned solely by the Depositor, the application of this Section shall be disregarded.

ARTICLE III

TRUST CERTIFICATES AND TRANSFER OF INTERESTS

Section 3.01.  Initial Ownership.  Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Trust.

Section 3.02.  The Trust Certificates.  The Trust Certificates shall be substantially in the form of Exhibit A.  The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee.  Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement and shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

If a transfer of the Trust Certificates is permitted pursuant to Section 3.11, a transferee of a Trust Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee’s acceptance of a Trust Certificate duly registered in such transferee’s name pursuant to Section 3.04.

Section 3.03.  Execution, Authentication and Delivery of Trust Certificates.  On the Closing Date, the Owner Trustee shall cause the Trust Certificates in an aggregate Certificate Percentage Interest equal to 100% to be executed on behalf of the Trust, authenticated by or on behalf of the Trust and delivered to or upon the written order of the Depositor, without further action by the Depositor, in authorized denominations.  No Trust Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or U.S. Bank Trust Company, National Association, as the Trust’s authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder.  All Trust Certificates shall be dated the date of their authentication.  U.S. Bank Trust Company, National Association is hereby appointed as an authenticating agent on behalf of the Trust.

Section 3.04.  Registration of Transfer and Exchange of Trust Certificates.  The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided.  U.S. Bank Trust Company, National Association shall be the initial Certificate Registrar.

Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver (or the Trust shall cause U.S. Bank Trust Company, National Association, as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates of a like Certificate Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent.  At the option of a Certificateholder, Trust Certificates may be exchanged for other Trust Certificates of a like aggregate Certificate Percentage Interest upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in the form attached hereto duly executed by the related Certificateholder or such Certificateholder’s attorney duly authorized in writing.  Each Trust Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Trust Certificates for a period of fifteen (15) days preceding the due date for any payment with respect to the Trust Certificates.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the transfer of the Trust Certificates.

Section 3.05.  Mutilated, Destroyed, Lost or Stolen Trust Certificates.  If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or U.S. Bank Trust Company, National Association, as the Trust’s authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination.  In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

Section 3.06.  Persons Deemed Owners.  Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, any Paying

Agent and any of their respective agents may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, any Paying Agent or any of their respective agents shall be affected by any notice to the contrary.

Section 3.07.  Access to List of Certificateholders’ Names and Addresses.  The Certificate Registrar shall furnish or cause to be furnished to the Servicer, the Paying Agent and the Depositor, within fifteen (15) days after receipt by the Certificate Registrar of a written request therefor from the Servicer, the Paying Agent or the Depositor, a list, in such form as the requesting party may reasonably request, of the names and addresses of the Certificateholders as of the most recent Record Date.  The Certificate Registrar shall also furnish to Owner Trustee and the Paying Agent a copy of such list after there is a change therein.  If (i) three or more Certificateholders or (ii) one or more Holders of Trust Certificates evidencing not less than 51% of the Certificate Percentage Interests apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders.  Each Certificateholder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.  The Certificate Registrar shall upon the request of the Owner Trustee provide such list, or access to such list, of Certificateholders as contemplated by this Section.

Section 3.08.  Maintenance of Office or Agency.  The Issuer shall cause the Certificate Registrar to maintain, at the Corporate Trust Office or such other location in Minnesota or Illinois chosen by the Certificate Registrar, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange of the Trust Certificates and the Basic Documents may be served.  The Depositor initially designates the Indenture Trustee’s applicable Corporate Trust Office as the office for such purposes.  The Certificate Registrar shall give prompt written notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.  To the extent the Owner Trustee is not the Certificate Registrar, the Certificate Registrar agrees to promptly provide the Owner Trustee with any notices or demands received by the Certificate Registrar.

Section 3.09.  Appointment of Paying Agent.  The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee in accordance with the Servicer’s Certificate delivered in accordance with Section 4.09 of the Sale and Servicing Agreement.  Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above.  The Owner Trustee or the Depositor may revoke such power and remove the Paying Agent if the Owner Trustee or the Depositor determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect; provided, however, the Owner Trustee or the Depositor shall have no duty to monitor or oversee the compliance by the Paying Agent of its obligations under this Agreement or any other Basic Document.  The Paying Agent initially shall be U.S. Bank Trust Company, National Association, and any co-paying agent chosen by the Trust.  U.S. Bank Trust Company, National Association shall be permitted to resign as Paying Agent upon thirty (30) days written notice to the Trust, the Depositor and the Owner Trustee.  In the event that U.S. Bank Trust Company, National Association shall no longer be the Paying Agent, the Depositor shall appoint a successor to act as Paying Agent (which shall be a bank or trust company).  The Depositor shall cause such successor Paying Agent or any additional Paying Agent appointed hereunder to execute and deliver to the Trust an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trust that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.  The Paying Agent shall return all unclaimed funds to the Depositor and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Depositor.  The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder.  Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Section 3.10.  Form of Trust Certificates.  The Trust Certificates, upon original issuance, will be issued in the form of typewritten Trust Certificates representing definitive, fully registered Trust Certificates (the “Definitive Trust Certificates”) and shall be registered in the name of BMW FS Securities LLC and BMW Bank of North America as the initial registered owners thereof in Certificate Percentage Interests of 86.67269939% and 13.32730061%, respectively.  The Owner Trustee shall execute and authenticate (or U.S. Bank Trust Company, National Association, as the Trust’s authenticating agent shall authenticate) the Definitive Trust Certificates in accordance with the instructions of the Depositor.  The Depositor hereby orders the Owner Trustee to execute and authenticate (or U.S. Bank Trust Company, National Association, as the Trust’s authenticating agent shall authenticate) the Definitive Trust Certificates.  Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of the Trust Certificates, the Owner Trustee and each Paying Agent shall recognize the Holders of the Trust Certificates as Certificateholders.  The Trust Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

Section 3.11.  Transfer Restrictions.   No Trust Certificate may be resold, assigned or transferred (including by pledge or hypothecation) unless such resale, assignment or transfer is (i) pursuant to an effective registration statement under the Securities Act and any applicable state securities or “Blue Sky” laws, (ii) pursuant to Rule 144A promulgated under the Securities Act (“Rule 144A”) or (iii) pursuant to another exemption from the registration requirements of the Securities Act and subject to the receipt by the Owner Trustee, the Certificate Registrar and the Depositor of (A) a certification by each of the prospective transferee and prospective transferor of the facts surrounding such transfer in support of clause (i), (ii) or

(iii) above, which certification shall be substantially in the form of Exhibit C or Exhibit E hereto, respectively, and (B)  an opinion of counsel (which will not be at the expense of the Owner Trustee), satisfactory to the Depositor, the Certificate Registrar and the Owner Trustee, to the effect that the transfer is in compliance with the Securities Act, and, in each case, in compliance with any applicable securities or “Blue Sky” laws of any State of the United States of America.  In addition, each transferee shall provide to the Owner Trustee and the Certificate Registrar its tax identification number, address, nominee name (if applicable) and wire transfer instructions.  Prior to any resale, assignment or transfer of the Trust Certificates described in clause (ii) above, each prospective purchaser of the Trust Certificates shall have acknowledged, represented and agreed as follows:

(1)
It is a “qualified institutional buyer” as defined in Rule 144A (“QIB”) and is acquiring the Trust Certificates for its own institutional account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs).

(2)	It acknowledges that the Trust Certificates have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction.

(3)
It is familiar with Rule 144A and is aware that the sale is being made in reliance on Rule 144A and it is not acquiring the Trust Certificates with a view to, or for resale in connection with, a distribution that would constitute a public offering within the meaning of the Securities Act or a violation of the Securities Act, and that, if in the future it decides to resell, assign, pledge or otherwise transfer any Trust Certificates, such Trust Certificates may be resold, assigned, pledged or transferred only (i) to the Depositor or any Affiliate thereof, (ii) so long as such Trust Certificate is eligible for resale pursuant to Rule 144A, to a person whom it reasonably believes after due inquiry is a QIB acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) to whom notice is given that the resale, pledge, assignment or transfer is being made in reliance on Rule 144A, (iii) pursuant to an effective registration statement under the Securities Act or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case (A) the Owner Trustee shall require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor and (B) the Owner Trustee shall require a written opinion of counsel (which shall not be at the expense of the Depositor or the Owner Trustee) satisfactory to the Depositor and the Owner Trustee to the effect that such transfer will not violate the Securities Act, in each case in accordance with any applicable securities or “Blue Sky” laws of any State of the United States of America.

(4)
It is aware that it (or any account for which it is purchasing) may be required to bear the economic risk of an investment in the Trust Certificates for an indefinite period, and it (or such account) is able to bear such risk for an indefinite period.

(5)	It understands that the Trust Certificates will bear legends substantially as set forth in Section 3.12.

(6)
If it is acquiring any Trust Certificates for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgements, representations and agreements on behalf of each such account.

(7)
It has neither acquired nor will it transfer any Trust Certificate it purchases (or any interest therein) or cause any such Trust Certificate (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

(8)
It is acquiring the Trust Certificate for its own account and either (A) is not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (B) is such an entity for such purposes, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Depositor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee’s ownership of Trust Certificates.

(9)
It understands that no subsequent transfer of the Trust Certificates is permitted unless (A) such transfer is of a Trust Certificate with a Certificate Percentage Interest of at least 5%, (B) it causes its proposed transferee to provide to the Trust and the Depositor a letter substantially in the form of Exhibit C attached hereto, or such other written statement as the Depositor shall prescribe and (C) the Trust consents in writing to the proposed transfer, which consent shall be granted unless the Depositor determines that such transfer would create a risk that the Trust would be classified for U.S. federal or applicable state or local income or franchise tax purposes as an association or a publicly traded partnership, in either case, taxable as a corporation; provided, however, that any attempted transfer that would either cause the number of registered holders of Trust Certificates in the aggregate to exceed 100 shall be a void transfer.

(10)
It understands that the Opinion of Counsel to the Trust that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (7), (8) and (9) above.

(11)	It is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

(12)	It acknowledges that the Owner Trustee, the Depositor, and their Affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements.

(13)	It represents and warrants that it is not a Benefit Plan and it is not acquiring and will not hold the Trust Certificate with the assets of or for the account of a Benefit Plan.

(14)
It is not a member of an “expanded group” (within the meaning of the Treasury Regulations issued under Section 385 of the Code) that includes a domestic corporation (as determined for U.S. federal income tax purposes) or a “controlled partnership” (within the meaning of Treasury Regulations issued under Section 385 of the Code) of such expanded group where any member of such “expanded group” directly or indirectly (through one or more entities that are treated for U.S. federal income tax purposes as partnerships, disregarded entities, or grantor trusts) owns Notes (other than Retained Notes).

Each Person who acquires any Trust Certificate or interest therein will certify that the foregoing conditions are satisfied.

Each transferee of the Trust Certificates shall be required to execute or to have executed a representation letter substantially in the form of Exhibit C, or may deliver such other representations (or an opinion of counsel) as may be approved by the Owner Trustee, the Certificate Registrar and the Depositor, to the effect that such transfer may be made pursuant to an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

In addition, such prospective purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Owner Trustee, the Certificate Registrar or the Depositor, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Trust Certificates.  None of the Depositor, the Trust, the Certificate Registrar or the Owner Trustee shall be obligated to register the Trust Certificates under the Securities Act or any state securities or “Blue Sky” laws.

In determining compliance with the transfer restrictions contained in this Section, the Owner Trustee and the Certificate Registrar may rely upon a written opinion of counsel (which may include in-house counsel of the transferor), the cost of obtaining which shall be an expense of the Holder of the Certificate to be transferred.

(b)            The Trust Certificates may not be acquired by or for the account of a Benefit Plan.  By accepting and holding a Trust Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

Section 3.12.  Legending of Trust Certificates.  Each Trust Certificate shall bear a legend in substantially the following form, unless the Depositor determines otherwise in accordance with applicable law:

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO.  IT AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNTS FOR WHICH IT IS ACTING AS AGENT, THAT SUCH TRUST CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR AN ENTITY THAT IS DISREGARDED FOR U.S. FEDERAL INCOME TAX PURPOSES AND THAT IS BENEFICIALLY OWNED BY SUCH A UNITED STATES PERSON (A) SO LONG AS THE TRUST CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO SUCH PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (“QIB”) ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, ASSIGNMENT, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) SUCH RESALE, ASSIGNMENT, PLEDGE OR OTHER TRANSFER IS MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES OR “BLUE SKY” LAWS, IN SUCH CASE THE CERTIFICATE REGISTRAR SHALL REQUIRE (I) THAT THE PROSPECTIVE TRANSFEROR AND PROSPECTIVE TRANSFEREE EACH CERTIFY TO THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR AND (II) IF REQUESTED BY THE OWNER TRUSTEE OR THE CERTIFICATE REGISTRAR, A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR) SATISFACTORY TO THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR JURISDICTION.  ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THIS TRUST CERTIFICATE FOR ALL PURPOSES.

THIS TRUST CERTIFICATE MAY NOT BE ACQUIRED OR HELD WITH PLAN ASSETS OF ANY OF (I) AN EMPLOYEE BENEFIT PLAN, AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS

AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA), A CHURCH PLAN  (AS DEFINED IN SECTION 3(33) OF ERISA) OR A NON-U.S. PLAN  SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW WHICH IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. SECTION 2510.3‑101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (V) A PERSON INVESTING “PLAN ASSETS” OF ANY SUCH PLAN OR ENTITY (EACH A “BENEFIT PLAN”).  BY ACCEPTANCE OF THIS TRUST CERTIFICATE OR AN INTEREST THEREIN, THE HOLDER HEREOF SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION,  CONTINUED HOLDING AND DISPOSITION IS IN COMPLIANCE WITH THE FOREGOING RESTRICTION ON BENEFIT PLAN ASSETS.

THIS TRUST CERTIFICATE MAY ONLY BE BENEFICIALLY OWNED BY A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE OR AN ENTITY THAT IS DISREGARDED FOR U.S. FEDERAL INCOME TAX PURPOSES AND THAT IS BENEFICIALLY OWNED BY SUCH A UNITED STATES PERSON.

ARTICLE IV

ACTIONS BY OWNER TRUSTEE

Section 4.01.  Prior Notice with Respect to Certain Matters.  With respect to the following matters, the Owner Trustee shall not take action unless at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified each Certificateholder of record as of the proposed action and each Certificateholder shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholder has withheld consent or provided alternative direction:

(a)            the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

(b)            the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

(c)            the amendment of the Indenture by a supplemental indenture or any other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is required;

(d)            the amendment of the Indenture by a supplemental indenture or any other change to this Agreement or any Basic Document in circumstances where the consent of any

Noteholder is not required and such amendment would materially adversely affect the interests of the Certificateholders;

(e)            the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders;

(f)            the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

(g)            the consent to the calling or waiver of any default under any Basic Document;

(h)            the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document, unless permitted in the Basic Documents;

(i)            except as provided in Article IX, dissolve, terminate or liquidate the Trust in whole or in part;

(j)            merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust’s assets to any other entity;

(k)            cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement or the Basic Documents;

(l)            do any act that conflicts with any other Basic Document;

(m)            do any act that would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03;

(n)            confess a judgment against the Trust;

(o)            possess Trust assets, or assign the Trust’s right to property, for other than a Trust purpose;

(p)            cause the Trust to lend any funds to any entity, unless permitted in the Basic Documents; or

(q)            change the Trust’s purpose and powers from those set forth in this Agreement.

In addition, the Trust shall not commingle its assets with those of any other entity.  The Trust shall maintain its accounts, its financial and accounting books, and its records separate from those of any other entity.  The Trust shall (i) conduct its own business in its own name; (ii) pay its own liabilities out of its own funds; (iii) maintain an arm’s-length relationship with its

Affiliates; (iv) to the extent required by its business, use separate stationery, invoices, and checks; (v) hold itself out as a separate entity; (vi) correct any known misunderstanding regarding its separate identity; (vii) maintain adequate capital in light of its contemplated business operations; and (viii) prepare separate financial statements distinct from those of each Certificateholder and each of Affiliate of a Certificateholder, provided however that in lieu of separate financial statements, the Trust’s financial position, assets, liabilities, net worth and operating results may be included in the consolidated financial statements of any Certificateholder or an Affiliate if appropriate notation is made on such consolidated financial statements indicating (x) the separate identity of the Trust from the Certificateholder or such other Affiliate and (y) that the Trust’s assets and credit are not available to satisfy the debts and other obligations of the Certificateholder and such other Affiliate.  Except as expressly set forth herein, the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity.  The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor and the Servicer.

To the fullest extent permitted by applicable law, the Owner Trustee shall not have any power to, and shall not, except upon the written direction of the Certificateholder, (i) remove or replace the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust’s creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due or (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a “Bankruptcy Action”).

Section 4.02.  Action by Certificateholders with Respect to Certain Matters.  The Owner Trustee shall not have the power, except upon the written direction of the Certificateholders, to (a) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement, (c) remove the Servicer under the Sale and Servicing Agreement pursuant to Section 8.02 thereof, (d) amend the Sale and Servicing Agreement pursuant to Section 10.01(b) thereof, or (e) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture.  The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by each Certificateholder.

Section 4.03.  Action by Certificateholders with Respect to Bankruptcy.  To the fullest extent permitted by law, the Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certification certifying that such Certificateholder reasonably believes that the Trust is insolvent provided, that, for so long as the Indenture remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

Section 4.04.  Restrictions on Certificateholders’ Power.  The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03; nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.05.  Majority Control.  Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Trust Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interest.  Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Trust Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interest at the time of the delivery of such notice.

Section 4.06.  Compliance with the FDIC Rule.  The Owner Trustee shall (i) perform the covenants sets forth in Article XII of the Indenture applicable to it and (ii) use reasonable efforts to comply with any request of the Depositor, BMW Bank or the Servicer to facilitate compliance with Article XII of the Indenture by the FDIC Rule Parties.

ARTICLE V

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01.  Establishment of Trust Account.  The Paying Agent shall establish, and on and after the Closing Date the Securities Intermediary shall maintain, in the name of the Trust an Eligible Deposit Account (the “Certificate Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.  The title of the Certificate Distribution Account shall be “BMW Vehicle Owner Trust 2026-A: Certificate Distribution Account for the benefit of the Certificateholders”.  The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof.  Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Paying Agent for the benefit of the Certificateholders.  If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Paying Agent shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account, as applicable, as an Eligible Deposit Account and shall transfer any cash or any investments to such new Certificate Distribution Account.

Section 5.02.  Application of Trust Funds.

(a)            On each Payment Date, the Paying Agent shall distribute to Certificateholders all amounts deposited in the Certificate Distribution Account pursuant to Section 5.06 of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable, with respect to such Payment Date pro rata, based upon each Certificateholder’s Certificate Percentage Interest.

(b)            On each Payment Date, the Paying Agent shall send or make available electronically to each Certificateholder the statement or statements provided by the Servicer pursuant to Section 5.08 of the Sale and Servicing Agreement with respect to such Payment Date.

Section 5.03.  Method of Payment.  Subject to Section 9.01(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if (a) such Certificateholder shall have provided to the Certificate Registrar and the Paying Agent appropriate written instructions at least five (5) Business Days prior to such Payment Date and (b) such Certificateholder is the Depositor, or an Affiliate thereof, or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the foregoing, the final payment on the Certificates shall be made only upon presentation and surrender of such Certificates at the office or agency specified in the notice of final payment to the Certificateholders. The Owner Trustee or a Paying Agent shall, upon receipt of forty-five (45) days’ notice from the Issuer or the Administrator, provide such notice to the Certificateholder of record not more than thirty (30) days and not less than fifteen (15) days prior to the date on which such final payment is expected to occur.

Section 5.04.  Accounting and Reports to Certificateholders, the Internal Revenue Service and Others.  At any such time as there is more than one Certificateholder for U.S. federal income tax purposes, the Administrator shall (a) unless otherwise required under the Code, maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) maintain (or cause to be maintained) tax basis capital accounts for each Certificateholder in accordance with the Treasury Regulations promulgated under Section 704(b) of the Code and any associated Internal Revenue Service guidance, including Notice 2020-43 and any successor guidance, and the tax basis capital account balance for each Certificateholder shall be determined by the Administrator in accordance with the terms of this Agreement, (c) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedules K-1 to IRS Form 1065) to enable each Certificateholder to prepare its U.S. federal and state income tax returns, (d) file (or cause to be filed) such tax returns relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust’s characterization as a partnership for U.S. federal income tax purposes (as appropriate) and (e) cause such tax returns to be signed in the manner required by law.  The parties to this Agreement agree and acknowledge that the Administrator shall perform the duties and obligations of the Owner Trustee under this Section in accordance with the Administration Agreement and the Owner Trustee has no duty or obligation to monitor or supervise the obligations of the Administrator.

Section 5.05.  Signature on Returns; Partnership Representative.

(a)            The Administrator shall sign on behalf of the Trust the tax returns of the Trust, if any, unless applicable law requires a Certificateholder to sign such documents. If the

Trust is treated as a partnership for U.S. federal income tax purposes, the Certificateholder that is the “partnership representative” of the Trust under Section 5.05(b) shall sign on behalf of the Trust such documents.

(b)            So long as it holds a Certificate and the Trust is treated as a partnership for U.S. federal income tax purposes, BMW FS Securities LLC is designated as the “partnership representative” within the meaning of Section 6223 of the Code (and as any similar representative defined under any analogous provisions of applicable state or local tax law) and will, to the extent practicable, make the election described in Section 6226 of the Code (or any similar election available under analogous provisions of applicable state or local tax law).  For any period during which BMW FS Securities LLC does not hold a Certificate and the Trust is treated as a partnership for U.S. federal income tax purposes, the Certificateholder holding Certificates evidencing the largest Certificate Percentage Interest of the Certificates shall be designated as the “partnership representative” within the meaning of Section 6223 of the Code (and as any similar representative defined under any analogous provisions of applicable state or local tax law) and will, to the extent practicable, make the election described in Section 6226 of the Code (or any similar election available under analogous provisions of applicable state or local tax law).

ARTICLE VI

AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01.  General Authority.  The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof.  In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents.  Subject to the requirements for Certificateholder consent contained in this Agreement, the Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

Section 6.02.  General Duties.  It shall be the duty of the Owner Trustee:

(a)            to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement; provided, however, that notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement; and

(b)            to cooperate with the Administrator in carrying out the Administrator’s obligation to qualify and preserve the Trust’s qualification to do business in each jurisdiction, if any, in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Receivables and any other instrument and agreement included in the Trust Estate; provided that the Owner Trustee may rely on advice of counsel with respect to such obligation.

Section 6.03.  Action upon Instruction.

(a)            Subject to Article IV and in accordance with the terms of the Basic Documents, the Servicer may by written instruction direct the Owner Trustee in the management of the Trust.  Such direction may be exercised at any time by written instruction of the Servicer pursuant to Article IV.

(b)            The Owner Trustee shall not be required to take or refrain from taking any action hereunder if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

(c)            Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders of record as of the preceding Record Date requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of such Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

(d)            In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders of record as of the preceding Record Date requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person.  If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

Section 6.04.  No Duties Except as Specified in this Agreement or in Instructions.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee, it being understood that, to the fullest extent permitted by law, any implied duties (including fiduciary duties) or liabilities otherwise existing at law or in equity with respect to the Issuer are hereby eliminated and replaced with the express duties and obligations set forth in this Agreement.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document.  The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Estate.

Section 6.05.  No Action Except Under Specified Documents or Instructions.  The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

Section 6.06.  Restrictions.  The Owner Trustee shall not take any action that, to its actual knowledge, (a) is inconsistent with the purposes of the Trust set forth in Section 2.03 or (b) would result in the Trust’s becoming taxable as a corporation for U.S. federal income tax purposes.  The Certificateholders, the Servicer and the Administrator shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

Section 6.07.  Owner Trustee to Provide Information.  The Owner Trustee shall provide prompt notice to BMW Financial Services NA, LLC and BMW FS Securities LLC (each, a “BMW Party,” and together, the “BMW Parties”) of all demands communicated to the Owner Trustee for the repurchase or replacement of any Receivable and Financed Vehicle for breach of the representations and warranties concerning such Receivable or Financed Vehicle (each, a “Demand”).  Subject to Section 6.03 of this Agreement, the Owner Trustee shall have no obligation to take any other action with respect to a Demand, other than as set forth in the immediately preceding sentence.  However, the Owner Trustee shall, upon written request of either BMW Party, provide notification to the BMW Parties with respect to any actions taken by the Owner Trustee, if any, with respect to any such demand communicated to the Owner Trustee in respect of any Receivable or Financed Vehicle, such notifications to be provided by the Owner Trustee as soon as practicable and in any event within five (5) Business Days of such request or such other time frame as may be mutually agreed to by the Owner Trustee and the applicable BMW Party.  Such notices shall be provided to the BMW Parties at (i) BMW Financial Services

NA, LLC at 200 BMW Drive, Woodcliff Lake, NJ 07677, (telecopier no. (201) 307-9286), Attention: General Counsel, E-mail: ABS.Operations@bmwfs.com, or at such other address or by such other means of communication as may be specified by BMW Financial Services NA, LLC to the Owner Trustee from time to time, and (ii) BMW FS Securities LLC at 200 BMW Drive, Woodcliff Lake, NJ 07677, Attention: General Counsel, E-mail: ABS.Operations@bmwfs.com, or at such other address or by such other means of communication as may be specified by BMW FS Securities LLC to the Owner Trustee from time to time.  The Owner Trustee and the Issuer acknowledge and agree that the purpose of this Section 6.07 is to facilitate compliance by the BMW Parties with Rule 15Ga-1 under the Exchange Act, and Items 1104(e) and 1121(c) of Regulation AB (the “Repurchase Rules and Regulations”).  In no event shall the Owner Trustee have any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB or with any BMW Parties’ compliance with the Repurchase Rules and Regulations.

ARTICLE VII

CONCERNING THE OWNER TRUSTEE

Section 7.01.  Acceptance of Trusts and Duties.  The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement.  The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Agreement.  The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)            the Owner Trustee shall not be liable for any error of judgment made by a Trust Officer or employee of the Owner Trustee;

(b)            the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Servicer, the Administrator or any Certificateholder;

(c)            no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)            under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(e)            the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the other Basic Documents;

(f)            the Owner Trustee shall not be responsible for monitoring the performance of, and shall not be liable for the default or misconduct of the Administrator, the Depositor, the Servicer, the Indenture Trustee or any other Person under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Depositor or the Servicer under the Sale and Servicing Agreement;

(g)            the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, to make any investigation of matters arising under this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.  The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act; and

(h)            for the avoidance of doubt, the Owner Trustee shall not have any duty or obligation to monitor or enforce the Sponsor’s compliance with any applicable risk retention rules or regulations.  The Owner Trustee shall not be charged with knowledge of any such rules or regulations, and it shall not be liable to any Noteholder or any other Person for any violation of any such rules or regulations.

(i)            Monies received by the Owner Trustee (except in the event that the Owner Trustee acts as Paying Agent) under this Agreement need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law.  Such funds shall be held (i) in a non-interest bearing trust account and (ii) uninvested and the Owner Trustee shall not be liable for any interest thereon.

(j)            Each of the parties hereto agrees and, as evidenced by its acceptance of any benefits hereunder, any Certificateholder agrees that the Owner Trustee in any capacity (x) has not provided and will not provide in the future, any advice, counsel or opinion regarding the tax, regulatory, financial, investment, securities law or insurance implications and consequences of the formation, funding and ongoing administration of the Issuer, including income, gift and estate tax issues, insurable interest issues, risk retention issues, doing business or other licensing matters and the initial and ongoing selection and monitoring of financing arrangements, and (y) has not made any investigation as to the accuracy of any representations, warranties or other obligations of the Issuer under the Basic Documents and shall have no liability in connection therewith.

Section 7.02.  Furnishing of Documents.  The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

Section 7.03.  Representations and Warranties.  The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

(a)            It is a national banking association duly organized and validly existing in good standing under the laws of the United States of America.  It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b)            It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c)            Neither the execution or the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

(d)            It (i) is a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; (ii) is able and authorized to exercise corporate trust powers; (iii) has (or has a parent which has) a long‑term debt rating of at least investment grade by each Rating Agency or such other ratings for which the Rating Agency Condition is satisfied with respect to each Rating Agency; (iv) has (or has a parent which has) combined capital and surplus of at least $50,000,000; and (v) is subject to supervision or examination by federal or state authorities.

Section 7.04.  Reliance; Advice of Counsel.

(a)            The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner Trustee need not investigate any fact or matter stated in any such document, including verifying the correctness of any numbers or calculations.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)            In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it.  The Owner Trustee shall not be liable for anything done, suffered or omitted reasonably and in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons.

Section 7.05.  Not Acting in Individual Capacity.  Except as provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust, National Association acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

Section 7.06.  Owner Trustee Not Liable for Trust Certificates or for Receivables.  The recitals contained herein and in the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof.  Except as set forth in Section 7.03, the Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) or the Notes, or of any Receivable or related documents.  The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

Section 7.07.  Owner Trustee May Own Trust Certificates and Notes.  The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

Section 7.08.  Doing Business in Other Jurisdictions.  Notwithstanding anything contained herein to the contrary, neither Wilmington Trust, National Association nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of, or the giving of notice to, or the registration with, or the taking of any other action in required by, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by Wilmington Trust, National Association or the Owner Trustee; or (iii) subject Wilmington Trust, National Association or the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust, National Association or the Owner Trustee, as the case may be, contemplated hereby.  The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Administrator under Section 8.01 of this Agreement) to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence.  In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint an additional trustee pursuant to Section 10.05 hereof to proceed with such action.

Section 7.09.  Paying Agent; Authenticating Agent.  The rights and protections afforded to the Owner Trustee pursuant to Article VII and Sections 8.02, 10.02, and 10.03 shall also be afforded to the Paying Agent, authenticating agent and Certificate Registrar.

Section 7.10.  Licenses.  The Owner Trustee shall cooperate with and act at the written direction of the Administrator in assisting the Administrator in carrying out the Administrator’s obligation to cause the Trust to maintain the effectiveness of all sales finance company licenses required under the Maryland Code and all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act (including executing on behalf of the Trust any license applications required to be signed by the Trust that are presented to the Owner Trustee by the Administrator in execution form), in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

ARTICLE VIII

COMPENSATION OF OWNER TRUSTEE

Section 8.01.  Owner Trustee’s Fees and Expenses.  The Issuer shall pay to the Owner Trustee as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between BMW Financial Services NA, LLC and the Owner Trustee, and the Issuer shall reimburse the Owner Trustee for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents; provided that the annual fees payable to the Owner Trustee with respect to the period ending on the Payment Date in September 2027 shall be paid by BMW Financial Services NA, LLC on the

Closing Date.  Any such payments to be made by the Issuer shall be made in accordance with Section 5.06 of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable.

Section 8.02.  Indemnification.  The Issuer shall be liable as primary obligor for, and shall indemnify Wilmington Trust, National Association, both individually and as the Owner Trustee, and its successors, assigns, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses (including reasonable legal fees and expenses incurred in connection with the enforcement of its rights under this Agreement)) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Issuer shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01.  The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.  In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Indemnified Party’s choice of legal counsel shall be subject to the approval of the Issuer and the Depositor, which approval shall not be unreasonably withheld.

Section 8.03.  Payments to the Owner Trustee.  Any fees, expenses and indemnification amounts due to the Owner Trustee will be paid to the Owner Trustee in accordance with the terms of Section 5.06(b) of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable.  The Depositor shall cause the Administrator to promptly pay to the Owner Trustee the amount of any fees, expenses and indemnification amounts due and payable to the Owner Trustee on a Payment Date and not otherwise paid or reimbursed to the Owner Trustee by the Issuer on such Payment Date in accordance with the terms of this Agreement and Section 5.06(b) of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable; provided that the Owner Trustee shall promptly reimburse the Administrator for any such amounts to the extent such party subsequently receives payment or reimbursement in respect thereof from the Issuer in accordance with the terms of Section 5.06(b) of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable.

ARTICLE IX

TERMINATION OF TRUST AGREEMENT

Section 9.01.  Termination of Trust Agreement.

(a)            The Trust shall dissolve immediately prior to the final distribution by the Paying Agent of all moneys or other property or proceeds of the Trust Estate in accordance with applicable law, the terms of the Indenture, the Sale and Servicing Agreement and Article V.  The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)            Neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

(c)            Notice of any dissolution of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Certificateholders mailed within five (5) Business Days of receipt of notice of such dissolution from the Servicer given pursuant to Section 9.01 of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified.  The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to the Certificateholders.  Upon presentation and surrender of the Trust Certificates, the Paying Agent shall, subject to any payments required by applicable law, cause to be distributed to the Certificateholders amounts distributable on such Payment Date pursuant to Section 5.02.

In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement.  Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor, subject to applicable escheat laws.

(d)            Upon the winding up of the Trust and the written instructions of the Administrator, the Owner Trustee shall wind up the business and affairs of the Trust as required under Section 3808 of the Statutory Trust Statute and the Owner Trustee, at the written direction and expense of the Certificateholders, shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute and at the expense of the Depositor.  Thereupon the Trust and this Agreement (other than Article VIII) shall terminate.

ARTICLE X

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01.  Eligibility Requirements for Owner Trustee.  The Owner Trustee shall (i) be a corporation or other entity satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; (ii) at all times be able and authorized to exercise corporate trust powers; (iii) have (or have a parent which has) a long‑term debt rating of at least investment grade by each Rating Agency or such other ratings for which the Rating Agency Condition is satisfied with respect to each Rating Agency; (iv) have (or have a parent which has) combined capital and surplus of at least $50,000,000; and (v) be subject to supervision or examination by federal or state authorities.  If the Owner Trustee shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of the Owner Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

Section 10.02.  Resignation or Removal of Owner Trustee.  The Owner Trustee may, at any time with thirty (30) days prior written notice to the Administrator and the Indenture Trustee, resign and be discharged from the trusts hereby created.  Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee with thirty (30) days’ prior written notice.  If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.  The Administrator shall make notice of such resignation or removal of the Owner Trustee available to each Rating

Agency.  Any costs associated with the resignation or removal of the Owner Trustee shall be paid by the Administrator.

Section 10.03.  Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to Section 10.01 or 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to all Certificateholders, the Servicer, the Indenture Trustee, the Noteholders and the Rating Agencies.  If the Administrator shall fail to mail such notice within ten (10) days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

Any successor Owner Trustee appointed pursuant to this Section 10.03 shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

Section 10.04.  Merger or Consolidation of Owner Trustee.  Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the statutory trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 10.01; and provided further, that the Owner Trustee shall mail notice of such merger or consolidation to the Administrator and the Administrator shall make such notice available to each Rating Agency; and provided further, that such successor Owner Trustee shall file an amendment to the Certificate of Trust as described in Section 10.03.

Section 10.05.  Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable.  If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)            all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)            no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c)            the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner

Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

ARTICLE XI

MISCELLANEOUS

Section 11.01.  Supplements and Amendments.  This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice made available by the Administrator to each Rating Agency, without the consent of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders hereunder; provided that no such amendment shall, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholders or Certificateholders whose consent shall not have been obtained in respect thereof; provided further, that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder and no Opinion of Counsel to that effect shall be required if the Rating Agency Condition with respect to each such Rating Agency is satisfied with respect to such action.

This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice made available by the Administrator to each Rating Agency, with the consent of Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of Certificateholders evidencing not less than a majority of the aggregate Certificate Percentage Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on or in respect of Receivables or distributions that shall be required to be made for the benefit of the Noteholders and/or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Percentage Interest required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Notes and Certificateholders holding all outstanding Certificates.

Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and the Administrator, and the Administrator shall make such notice available to each Rating Agency.

It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee (and the Paying Agent and Certificate Registrar) shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and an Officer’s Certificate from the Depositor stating that all the conditions precedent to the execution and delivery of such amendment have been met.  The Owner Trustee, Paying Agent, Certificate Registrar and authenticating agent may, but shall not be obligated to, enter into any such amendment that affects their respective rights, duties, indemnities or immunities under this Agreement or otherwise.

Section 11.02.  No Legal Title to Trust Estate in Certificateholders.  Neither the Depositor nor the Certificateholders shall have legal title to any part of the Trust Estate.  The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX.  No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 11.03.  Limitations on Rights of Others.  The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee, the Asset Representations Reviewer and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 11.04.  Notices.

(a)            Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to 200 BMW Drive, Woodcliff Lake, NJ 07677; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.  A copy of any such notice shall also be mailed to the Servicer, addressed to the attention of Vice President - Finance, 200 BMW Drive, Woodcliff Lake, NJ 07677.

(b)            Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

Section 11.05.  Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.06.  Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be digitally or electronically signed, and that any digital or electronic signatures (including PDF or facsimile) appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

Section 11.07.  Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor and its permitted assignees, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

Section 11.08.  Covenants of the Depositor.  The Depositor will not at any time petition or otherwise invoke or cause the Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust.

Section 11.09.  No Petition.  To the fullest extent permitted by applicable law, the Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not, at any time, petition or otherwise invoke or cause the Trust or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Depositor.

Section 11.10.  No Recourse.

(a)            Each Certificateholder by accepting a Trust Certificate acknowledges that such Trust Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Depositor, the Servicer, the Administrator, the Owner Trustee,

the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

(b)            In furtherance of and not in derogation of the foregoing, to the extent the Depositor enters into other securitization transactions, each Certificateholder, by accepting a Trust Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Depositor (other than the Trust Estate and Reserve Account relating to this transaction) conveyed or purported to be conveyed by the Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”).  To the extent that, notwithstanding the agreements and provisions contained herein, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Certificateholder, by accepting a Trust Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Depositor or any other Person owned by the Depositor), including the payment of post-petition interest on such other obligations and liabilities.  This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.  Each Certificateholder, by acceptance of a Trust Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance.  The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Trust Agreement.

Section 11.11.  Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.12.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.13.  Communications with Rating Agencies.  If the Owner Trustee shall receive any written or oral communication from any Rating Agency (or any of their respective officers, directors or employees) with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes, the Owner Trustee agrees to refrain from communicating with such Rating Agency and to promptly (and, in any event, within three (3) Business Days) notify the Administrator of such communication.  The Owner Trustee agrees to coordinate with the Administrator with respect to any communication to a Rating Agency and further agrees that in no event shall the Owner Trustee engage in any oral communication with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes with any Rating Agency (or any of their respective officers, directors or employees) without the participation of the Administrator.

Section 11.14.  Financial Crimes Enforcement Network’s Customer Due Diligence Requirements.  Pursuant to applicable law, including the Customer Identification Program requirements established under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, USA PATRIOT Act), the Financial Crimes Enforcement Network’s (FinCEN) Customer Due Diligence Requirements and such other laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions (“Applicable Law”), the Owner Trustee is required to obtain on or before closing, and from time to time thereafter, documentation to verify and record information that identifies each person who opens an account.  For a non-individual person such as a business entity, a charity, a trust or other legal entity, the Owner Trustee will ask for documentation to verify the entity’s formation and existence, its financial statements, licenses, tax identification documents, identification and authorization documents from individuals claiming authority to represent the entity and other relevant documentation and information (including beneficial owners of such entities).  To the fullest extent permitted by Applicable Law, the Owner Trustee may conclusively rely on, and shall be fully protected and indemnified in relying on, any such information received.  Failure to provide such information may result in an inability of the Owner Trustee to perform its obligations hereunder, which, at the sole option of the Owner Trustee, may result in the Owner Trustee’s resignation in accordance with Section 10.02 of this Agreement.  In the event of any change in beneficial ownership in the Trust (or any beneficial interest in that interest, regardless of form), such change shall be accompanied by IRS Form W-9 (or applicable successor forms), and such other documentation as may be required by the Owner Trustee in order to comply with Applicable Law.  In addition to the Owner Trustee's obligations under Applicable Law, the Corporate Transparency Act (31 U.S.C. § 5336) and its implementing regulations (collectively, the “CTA” and together with Applicable Law, “AML Law”), may require the Trust to file reports with FinCEN after the date of this Agreement.  It shall be the Administrator’s duty, and not the Owner Trustee’s duty, to prepare such filings, to cause the Trust to make such filings, and to cause the Trust to comply with its obligations under the CTA, if any. The parties hereto, and each Certificateholder by virtue of its acceptance of a Trust Certificate, for purposes of AML Law, to the fullest extent permitted by law, (i) agree that the Certificateholders on the date hereof are the sole direct owners of the Trust, (ii) acknowledge that the Owner Trustee acts solely as a directed trustee at the direction of the Administrator or the Certificateholders hereunder, as applicable, and (iii) agree that one or more Controlling Parties of each Certificateholder or the Administrator, as applicable, are and shall be deemed to be persons with the power and authority to exercise substantial control over the Trust.

ARTICLE XII

COMPLIANCE WITH REGULATION AB

The Depositor and the Owner Trustee acknowledge and agree that the purpose of Article XII of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

Neither the Depositor nor the Owner Trustee shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Owner Trustee shall cooperate fully with the Depositor to deliver to the Depositor (including any of its assignees or designees), any and all statements, reports, certifications, records, attestations, and any other information necessary in the good faith determination of the Depositor, to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Owner Trustee or the servicing of the Receivables, reasonably believed by the Depositor to be necessary in order to effect such compliance.

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

BMW FS SECURITIES LLC,
as Depositor

By:
Name:
Title:

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as Owner Trustee

By:
Name:
Title:

EXHIBIT A

FORM OF TRUST CERTIFICATE

BMW VEHICLE OWNER TRUST 2026-A
ASSET BACKED TRUST CERTIFICATE

(This Trust Certificate does not represent an interest in or obligation of BMW FS Securities LLC or any of its Affiliates, except to the extent described below.)

(This Trust Certificate is subordinate to the Notes, as set forth in the Sale and Servicing Agreement.)

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO. IT AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNTS FOR WHICH IT IS ACTING AS AGENT, THAT SUCH TRUST CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR AN ENTITY THAT IS DISREGARDED FOR U.S. FEDERAL INCOME TAX PURPOSES AND THAT IS BENEFICIALLY OWNED BY SUCH A UNITED STATES PERSON (A) SO LONG AS THE TRUST CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO SUCH PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (“QIB”) ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, ASSIGNMENT, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) SUCH RESALE, ASSIGNMENT, PLEDGE OR OTHER TRANSFER IS MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES OR “BLUE SKY” LAWS, IN SUCH CASE THE CERTIFICATE REGISTRAR SHALL REQUIRE (I) THAT THE PROSPECTIVE TRANSFEROR AND PROSPECTIVE TRANSFEREE EACH CERTIFY TO THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR AND (II) IF REQUESTED BY THE OWNER TRUSTEE OR THE CERTIFICATE REGISTRAR, A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE OWNER TRUSTEE, THE CERTIFICATE

REGISTRAR OR THE DEPOSITOR) SATISFACTORY TO THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR JURISDICTION. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THIS TRUST CERTIFICATE FOR ALL PURPOSES.
THIS TRUST CERTIFICATE MAY NOT BE ACQUIRED OR HELD WITH PLAN ASSETS OF ANY OF (I) AN EMPLOYEE BENEFIT PLAN, AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA),  A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) OR A NON-U.S. PLAN SUBJECT TO ANY FEDERAL, STATE,  LOCAL  OR NON-U.S. LAW WHICH IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. SECTION 2510.3‑101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (V) A PERSON INVESTING “PLAN ASSETS” OF ANY SUCH PLAN OR ENTITY (EACH A “BENEFIT PLAN”).  BY ACCEPTANCE OF THIS TRUST CERTIFICATE OR AN INTEREST THEREIN, THE HOLDER HEREOF SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION IS IN COMPLIANCE WITH THE FOREGOING RESTRICTION ON BENEFIT PLAN ASSETS.
THIS TRUST CERTIFICATE MAY ONLY BE BENEFICIALLY OWNED BY A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE OR AN ENTITY THAT IS DISREGARDED FOR U.S. FEDERAL INCOME TAX PURPOSES AND THAT IS BENEFICIALLY OWNED BY SUCH A UNITED STATES PERSON.

THIS CERTIFIES THAT [__________] is the registered owner of a [____]% Certificate Percentage Interest that is nonassessable, fully-paid, beneficial ownership interest in certain distributions of BMW Vehicle Owner Trust 2026-A (the “Trust”) formed by BMW FS Securities LLC, a Delaware limited liability company (the “Depositor”).

The Trust was created pursuant to a Trust Agreement dated July 10, 2026 as amended and restated as of August 19, 2026 (the “Trust Agreement”), between the Depositor and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein or in the Trust Agreement, the capitalized terms used herein have the meanings assigned to them in the Sale and Servicing Agreement among the Trust, the Depositor, as seller,

BMW Financial Services NA, LLC, as Sponsor, Servicer, Administrator and Custodian (the “Servicer”), U.S. Bank Trust Company, National Association, as Indenture Trustee (“Indenture Trustee”), and U.S. Bank National Association, as securities intermediary, dated as of August 19, 2026, as the same may be amended or supplemented from time to time.

This Certificate is one of the duly authorized Trust Certificates designated as BMW Vehicle Owner Trust 2026-A Asset Backed Trust Certificates (herein called the “Trust Certificates”). Also issued under the Indenture dated as of August 19, 2026, between the Trust, as issuer and Indenture Trustee, are five classes of Notes designated as 3.940% Class A-1 Asset Backed Notes (the “Class A-1 Notes”), 4.28% Class A-2a Asset Backed Notes (the “Class A-2a Notes”), Benchmark + 0.30% Class A-2b Asset Backed Notes (the “Class A-2b Notes and, together with the Class A-2a Notes, the “Class A-2 Notes”), 4.59% Class A-3 Asset Backed Notes (the “Class A-3 Notes”) and 4.68% Class A-4 Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Notes”). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

Under the Trust Agreement, there will be distributed on the 25th day of each month (or, if such 25th day is not a Business Day, the next Business Day), commencing in September 2026 to the Person in whose name this Trust Certificate is registered at the close of business on the related Record Date, such Certificateholder’s Certificate Percentage Interest in the amount to be distributed to Certificateholders on such date.  Distributions on this Trust Certificate will be made by the Paying Agent by wire transfer or by check mailed to the Certificateholder of record in the Certificate Register on the related Record Date without the presentation or surrender of this Trust Certificate or the making of any notation hereon.  Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final payment on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such payment and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for such purpose by the Trust in The City of New York.

The holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

It is the intent of the Depositor, the Servicer and the Certificateholders that, for purposes of U.S. federal, state and applicable local income and franchise taxes and for purposes of any other tax measured in whole or in part by income, until the Trust Certificates are beneficially owned by more than one person for U.S. federal income tax purposes, the Trust will be disregarded as an entity separate from its owner.  At such time that the Trust Certificates are beneficially owned by more than one person for U.S. federal income tax purposes, it is the intent of the Depositor, the Servicer and the Certificateholders that, for purposes of U.S. federal, state and applicable local income and  franchise taxes and for purposes of any other tax measured in whole or in part by income, the Trust will be treated as a partnership, with the assets of such partnership being the Receivables and other assets held by the Trust, the partners of such partnership being the Certificateholders and the Notes being the debt of such partnership. The

Depositor and the other Certificateholders, by acceptance of this Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust Certificates as such for such tax purposes.

Each Certificateholder, by its acceptance of this Trust Certificate, covenants and agrees that such Certificateholder will not at any time petition or otherwise invoke or cause the Trust or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Depositor.

Each Certificateholder by accepting this Trust Certificate acknowledges that such Trust Certificate represents beneficial interests in the Trust only and does not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Sellers, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in the Trust Agreement, this Trust Certificate or the Basic Documents.

In furtherance of and not in derogation of the foregoing, to the extent the Depositor enters into other securitization transactions, each Certificateholder, by accepting this Trust Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Depositor (other than the Trust Estate and Reserve Account relating to this transaction) conveyed or purported to be conveyed by the Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”). To the extent that, notwithstanding the agreements and provisions contained herein, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Certificateholder, by accepting this Trust Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Depositor or any other Person owned by the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Certificateholder,

by acceptance of this Trust Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Trust Agreement.

The Trust Certificates may not be acquired by or for the account of a Benefit Plan.  By accepting and holding this Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of Owner Trustee or the Authenticating Agent, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

Each Certificateholder, by acceptance of this Certificate, acknowledges and agrees that the purpose of Article XII of the Indenture is to facilitate compliance with the FDIC Rule by the FDIC Rule Parties and that the interpretations of the requirements of the FDIC Rule may change over time, whether due to interpretive guidance provided by the FDIC or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees that the provisions set forth in Article XII of the Indenture shall have the effect and meanings that are appropriate under the FDIC Rule as such effect and meanings change over time on the basis of evolving interpretations of the FDIC Rule.

THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

BMW VEHICLE OWNER TRUST 2026-A

By:	WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual
capacity, but solely as Owner Trustee

By:
Authorized Signatory

AUTHENTICATING AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as authenticating agent

By: _____________________________
Authorized Signatory

[Reverse of Trust Certificate]

This Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries and certain other amounts respecting the assets of the Trust, all as more specifically set forth in the Indenture.  The Depositor will furnish, upon the request of any holder of a Trust Certificate, such information as is specified in paragraph (d)(4) of Rule 144A of the Securities Act of 1933, as amended, with respect to the Issuer.

The Trust Agreement may be amended by the Depositor and the Owner Trustee, in some cases without the consent of any of the Securityholders in the manner set forth therein, and any such amendment will bind each holder and transferee of this Trust Certificate.

As provided in the Trust Agreement, and if the Depositor delivers an Opinion of Counsel that the Trust Certificates are transferable in accordance with the terms set forth therein, which opinion the Depositor has not determined can be given under the Code and existing and proposed regulations thereunder, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Certificate Registrar in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Trust Certificates of the same class and in authorized denominations evidencing the same aggregate interest in the Issuer will be issued to the designated transferee.  The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank Trust Company, National Association.

The Trust Certificates are issuable only as registered Trust Certificates without coupons or principal balance.  As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Trust Agreement and the trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Indenture and the disposition of all property held as part of the Trust Estate.

EXHIBIT B

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, and hereby irrevocably constitutes and appoints _______________, attorney, to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:	*/
Signature Guaranteed:

*/

*/            NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Certificate Registrar in addition to, or in substitution for,
STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
B-1

EXHIBIT C

FORM OF TRANSFEREE LETTER

[Date]

BMW Vehicle Owner Trust 2026-A,
as Issuer
c/o Wilmington Trust, National Association,
as Owner Trustee

Wilmington Trust, National Association,
as Owner Trustee

U.S. Bank Trust Company, National Association,
as Certificate Registrar

Ladies and Gentlemen:

In connection with our proposed purchase of the ____% Certificate Percentage Interest Asset Backed Trust Certificates (the “Trust Certificates”) of BMW Vehicle Owner Trust 2026-A (the “Issuer”), a trust formed by BMW FS Securities LLC (the “Depositor”), we confirm that:

a.            We are a “qualified institutional buyer” as defined in Rule 144A (“QIB”) and are acquiring the Trust Certificate for our own institutional account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs).

b.            We acknowledge that the Trust Certificates have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction.

c.            We are familiar with Rule 144A and are aware that the sale is being made in reliance on Rule 144A and we are not acquiring the Trust Certificates with a view to, or for resale in connection with, a distribution that would constitute a public offering within the meaning of the Securities Act or a violation of the Securities Act, and that, if in the future we decide to resell, assign, pledge or otherwise transfer any Trust Certificates, such Trust Certificates may be resold, assigned, pledged or transferred only (i) to the Depositor or any Affiliate thereof, (ii) so long as such Trust Certificate is eligible for resale pursuant to Rule 144A, to a person whom we reasonably believe after due inquiry is a QIB acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) to whom notice is given that the resale, pledge, assignment or transfer is being made in reliance on Rule 144A, (iii) pursuant to an effective registration statement under the Securities Act or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case (A) the Owner Trustee will require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor and (B) the Owner Trustee will require a written opinion of counsel (which shall not be at the expense of the Depositor or the Owner Trustee) satisfactory to the Depositor and the Owner Trustee to the effect that such transfer will not violate the Securities Act, in each case in accordance with any applicable securities or “Blue Sky” laws of any state of the United States.

d.            We have neither acquired nor will we transfer any Trust Certificate we purchase (or any interest therein) or cause any such Trust Certificate (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

e.            We are acquiring the Certificate for our own account and either (A) are not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (B) are such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Depositor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee’s ownership of Trust Certificates.

f.            We understand that no subsequent transfer of the Trust Certificates is permitted unless (A) such transfer is of a Trust Certificate with a Certificate Percentage Interest of at least 5%, (B) we cause the proposed transferee to provide to the Trust and the Depositor a letter substantially in the form of Exhibit C to the Trust Agreement, as applicable, or such other written statement as the Depositor shall prescribe and (C) the Trust consents in writing to the proposed transfer, which consent shall be granted unless the Depositor determines that such transfer would create a risk that the Trust would be classified for U.S. federal or applicable state or local income or franchise tax purposes as an association or a publicly traded partnership, in either case, taxable as a corporation; provided, however, that any attempted transfer that would either cause the number of registered holders of Trust Certificates in the aggregate to exceed 100 shall be a void transfer.

g.            We understand that the Opinion of Counsel to the Trust that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (d), (e) and (f) above.

h.            We are a “United States person” within the meaning of Section 7701(a)(30) of the Code.

i.            We are not a Benefit Plan and we are not acquiring and will not hold the Trust Certificate with the assets of or for the account of a Benefit Plan.

j.            We are aware that we (or any account for which we are purchasing) may be required to bear the economic risk of an investment in the Trust Certificates for an indefinite period, and we (or such account) are able to bear such risk for an indefinite period.

k.            We understand that the Trust Certificates will bear legends substantially as set forth in Section 3.12 of the Trust Agreement.

l.            If we are acquiring any Trust Certificates for the account of one or more QIBs, we represent that we have sole investment direction with respect to each such account and that we have full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

m.            We are not a member of an “expanded group” (within the meaning of the Treasury Regulations issued under Section 385 of the Code) that includes a domestic corporation (as determined for U.S. federal income tax purposes) or a “controlled partnership” (within the meaning of Treasury Regulations issued under Section 385 of the Code) of such expanded group where any member of such “expanded group” directly or indirectly (through one or more entities that are treated for U.S. federal income tax purposes as partnerships, disregarded entities, or grantor trusts) owns Notes (other than Retained Notes).

n.            We acknowledge that the Owner Trustee, the Depositor, and their Affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements.

Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Amended and Restated Trust Agreement, dated as of August 19, 2026, between the Depositor and Wilmington Trust, National Association, as Owner Trustee.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:
        Name:
        Title:

EXHIBIT D

FORM OF
CERTIFICATE OF TRUST
OF
BMW VEHICLE OWNER TRUST 2026-A

THIS Certificate of Trust of BMW Vehicle Owner Trust 2026-A (the “Trust”) is being filed to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et. seq.) (the “Act”).

1.            Name.  The name of the statutory trust formed hereby is BMW Vehicle Owner Trust 2026-A.

2.            Delaware Trustee.  The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust, National Association, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

3.            Effective Date.  This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity but
solely as trustee

By:
        Name:
        Title:

D-1

EXHIBIT E

FORM OF TRANSFEROR CERTIFICATE

_______________, ____

[Seller]

BMW FS Securities LLC,
as Depositor

Wilmington Trust, National Association,
as Owner Trustee

U.S. Bank Trust Company, National Association,
as Certificate Registrar

Re:	BMW Vehicle Owner Trust 2026-A Asset Backed Certificates

Dear Sirs:

In connection with our disposition of the above-referenced Asset Backed Certificates (the “Certificates”) we certify that (i) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (ii) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

Very truly yours,

[NAME OF TRANSFEROR]

By
                         Authorized Officer

E-1